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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)     May 14, 2002
                                                        ----------------------


                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


             1-1175                                    31-4156620
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      (Commission File Number)              (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                          77002
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(Address of Principal Executive Offices)                      (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Approval of Corporate Restructuring

On May 14, 2002, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the approval by the Company's shareholders of the Company's corporate restructuring that will result in the Company changing its place of incorporation from Ohio to Bermuda.

Item 7.  Financial Statements and Exhibits.

         Exhibits

         99.1 Company press release dated May 14, 2002 titled "Cooper Industries Shareholders Approve Reincorporation"


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COOPER INDUSTRIES, INC.
                                             (Registrant)



Date:    May 14, 2002                         /s/ Terrance V. Helz
                                             -----------------------------------
                                             Terrance V. Helz
                                             Associate General Counsel
                                             and Secretary








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                                  EXHIBIT INDEX


Exhibit No.
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    99.1     Company press release dated May 14, 2002 titled "Cooper Industries
             Shareholders Approve Reincorporation"